EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Trio Resource, Inc. (the “Company”), on Form 10-Q for the period ended December 31, 2013 (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, J. Duncan Reid, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2014	By:	/s/ J. Duncan Reid
J. Duncan Reid
Principal Executive Officer and Principal Financial Officer